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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 24, 2002
Date of report (Date of earliest event reported)

Valentis, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22987	94-3156660
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

863A Mitten Road, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)

(650) 697-1900
(Registrant's telephone number, including area code)

Item 5. Other Events.

        On April 24, 2002, Valentis, Inc. (the "Company") announced that its wholly-owned subsidiary, PolyMASC Pharmaceuticals Plc (PolyMASC), has been granted European Patent Number EP572,049B1, covering PEGylated liposomes (liposomes having polyethylene glycol (PEG) chains attached). In addition, the Company announced that PolyMASC has initiated infringement proceedings in Germany, against SP Labo N.V., SP Europe and Essex Pharma GmbH, all members of the Schering Plough Group. The suit alleges infringement of this patent and patent EP445,131B1, also owned by PolyMASC, based on the sales of Caelyx®, a PEGylated-liposome product encapsulating the drug doxorubicin. Finally, the Company has announced the end of its alliance with Roche Holdings Ltd. with respect to the development of intratumoral cancer immunotherapy products. A copy of the Company's press release regarding this announcement is set forth in Exhibit 99.1 attached hereto and incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

99.1	Text of Press Release, dated April 24, 2002.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2002

VALENTIS, INC.
By:	/s/ BENJAMIN F. MCGRAW III Benjamin F. McGraw III, Pharm. D. President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release, dated April 24, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX